GEORGIA-PACIFIC CORPORATION

                            ECONOMIC VALUE INCENTIVE PLAN

   (As Amended and Restated by Action of the Compensation Committee on January
    28, 1999)

       By action of its Board of Directors on February 1, 1995, Georgia-Pacific

  Corporation adopted the Georgia-Pacific Corporation 1995 Economic Value

  Incentive Plan ("EVIP") for its senior management and staff effective for calendar year 1995 and subsequent Covered Years.  By action of the

  Compensation

  Committee on January 28, 1999, the EVIP was amended and restated as follows as the "Georgia-Pacific Corporation Economic Value Incentive Plan", effective for calendar year 1999 and subsequent Covered Years:

  I.   DEFINITIONS

       For purposes of the EVIP, the following terms or phrases shall have the indicated meanings:

     1.   "Affected Officer" means any officer of Georgia-Pacific Corporation as of January 1 of a given Covered Year (other than the CEO) who participates in the EVIP for that Covered Year and who in the judgment of the Committee may receive total compensation for that Covered Year in excess of the limit on tax deductible compensation specified in Section 162(m) of the Internal Revenue

  Code

  of 1986 or any statute which is the successor or replacement of Section

  162(m),

  as the same may be amended from time to time (and any regulations promulgated thereunder).  The Committee shall determine which officer Participants in this

  Plan will be considered Affected Officers in a given Covered Year prior to

  March 31 of that Covered Year.

       2.   "Base Salary as of January 1 of that Covered Year" means a

  Participant's base annual salary in effect on January 1 of a given Covered

  Year,

  provided that the determination of "Base Salary on January 1 of that Covered

  Year" shall take into account base salary increases retroactively effective to that date as approved (in accordance with normal corporate procedures) by management or by the Committee or the Board on or before March 31 of that

  Covered Year, and provided further that, for Employees who become Participants for that Covered Year after the commencement of that year, "Base Salary on

  January 1 of that Covered Year" shall mean such Participant's base annual salary in effect on the date his/her participation commences.

       3.   "Board" means the Board of Directors of the Corporation.

       4.   "Business Unit" means any operating group, business segment,

       division

  or corporate staff department of the Corporation (including, without limitation,

  the G-P Group and/or TTC) for which Relative EVA or EVA performance standards are set for a given Covered Year.

       5.   "CEO" means the Chairman and Chief Executive Officer of Georgia-

  Pacific Corporation or, if one person does not hold both of these offices, the

  Chief Executive Officer of Georgia-Pacific Corporation.

       6.   "Committee" means the Compensation Committee of the Board, as constituted from time to time, or such subcommittee of that body as the

  Compensation Committee shall specify to act for the Compensation Committee with

  respect to this Plan, provided however that any such subcommittee shall consist

  entirely of (but not less than two) "outside directors" as that term is defined

  pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended from

  time to time, or any statute which is a successor or replacement for such statute (and applicable regulations promulgated thereunder).

       7.   "Compensation" means midpoint of the Salary Grade of a Participant for

  a given Covered Year determined as of January 1 of that Covered Year by the

   Plan

  Administrator, provided that the determination of "Compensation" shall take into

  account Salary Grade and Salary Grade midpoint increases retroactively effective

  to that date as approved (in accordance with normal corporate procedures) by management or by the Committee on or before the date of the Board's first regular meeting during that Covered Year.

       8. "Corporation" means Georgia-Pacific Corporation and its subsidiaries.

       9.   "Covered Year" means any calendar year beginning on or after January

  1, 1999.

       10.  "Discretionary Bonus" means that portion of a Participant's award under this Plan for a given Covered Year which is determined in accordance with the provisions of subsection 2 of Section III.

       11.  "Discretionary Bonus Limit" means, for a given Covered Year, (i) for

  Participants other than the CEO, the least of (A) the amount of the maximum total Quantitative Bonus and Discretionary Bonus the Participant could receive if both Target Relative EVA for the G-P Group and Target EVA for TTC were achieved in that Covered Year (as determined by the Committee pursuant to paragraphs 1(a)(ii) and (iii) of Section III), (B) 100% of the Participant's

  Base Salary on January 1 of that Covered Year, reduced by any Quantitative

  Bonus

  that may be payable for that Covered Year or (C); the amount of the maximum total Quantitative Bonus and Discretionary Bonus the Participant could receive if both Maximum Relative EVA for the G-P Group and Maximum EVA for TTC were achieved in that Covered Year (as determined by the Committee pursuant to paragraphs 1(a)(ii) and (iii) of Section III), reduced by any Quantitative

  Bonus

  that may be payable for that Covered Year and (ii) for the CEO, the lesser of

  (A) an amount equal to twice the Quantitative Bonus to which he would be entitled for that Covered Year, or (B) 200% of the CEO's Base Salary on

  January

  1 of that Covered Year, reduced by any Quantitative Bonus that may be payable for that Covered Year.

       12.  "EVA" means "economic value added" for a given Covered Year, which is

  defined, in the case of a given Business Unit, as "net operating profit after tax" for that Business Unit for that Covered Year minus a capital charge determined by multiplying its weighted average cost of debt and equity capital for that Covered Year by that Business Unit's "average invested capital" for that Covered Year.  For purposes of determining Relative EVA performance of the

  G-P Group, EVA for a given Peer Group Company will be "Indexed EVA" determined by subtracting that Peer Group Company's weighted average cost of debt and equity capital from its "return on average invested capital" and multiplying the

  difference by the G-P Group's "average invested capital".  For purposes of this

  definition:  (i) "net operating profit after tax" for a given entity for a given

  Covered Year is its reported net earnings for that Covered Year adjusted by

  (A)

  adding its net interest expense for that Covered Year (B) adding its goodwill amortization for that Covered Year, (C) eliminating the effect of changes in its

  LIFO inventory reserve for that Covered Year, (D) eliminating the effects of

  Special Items during that Covered Year such as non-recurring gains or losses,

  disposals of assets, restructuring charges and similar items, and (E)

  adjusting

  taxes for that Covered Year to reflect actual cash taxes paid and eliminating the tax benefit of interest expense; (ii) "average invested capital" for a given

  entity for a given Covered Year is the average of the sum of its short-term debt, long-term debt and adjusted book value of equity at the beginning of that

  Covered Year and at the end of that Covered Year; and (iii) "return on average invested capital" for a given entity for a given Covered Year is its "net operating profit after tax" divided by its "average invested capital" for that

  Covered Year.

       13.  "Employee" means any exempt full-time, salaried employee of the

  Corporation.

       14.  "G-P Group" means the Business Unit known as the "Georgia-Pacific

  Group", viz. that portion of the business and operations of the Corporation which is reflected by the class of the Corporation's common stock known as

  Georgia-Pacific Corporation-Georgia-Pacific Group Common Stock.

       15.  "Maximum EVA" means the EVA performance level of TTC at which the percentage of Compensation paid as a Quantitative Bonus reaches its maximum,

  as

  determined by the Committee pursuant to subsection 1 of Section III.

       16.  "Maximum Relative EVA" means the Relative EVA performance level of the

  G-P Group at which the percentage of Compensation paid as a Quantitative Bonus reaches its maximum, as determined by the Committee pursuant to subsection 1 of Section III.

       17.  "Participant" means an Employee of the Corporation who, for a given

  Covered Year, meets the eligibility standards of Section II.

       18.  "Peer Group Companies" means, for a given Covered Year, the companies

  included in the Standard & Poors Paper and Forest Products Industry Index (but

  excluding the Corporation) on January 1 of that year; provided, however that if

  a Peer Group Company is not in existence as an independent entity generating the

  types of public information needed for EVA calculations under this EVIP both at

  the beginning and the end of that Covered Year, that company shall be disregarded for purposes of making awards under this Plan for that Covered

  Year,

  notwithstanding its inclusion in the group of Peer Group Companies otherwise applicable to such calculations.

       19.  "Plan" or "EVIP" means the Georgia-Pacific Corporation Economic

       Value

  Incentive Plan as set forth in this document, as amended from time to time.

       20.  "Plan Administrator" means the person or entity having administrative

  authority under this EVIP, as specified in Section IV.

       21.  "Quantitative Bonus" means that portion of a Participant's award under

  this Plan for a given Covered Year which is determined in accordance with the provisions of subsection 1 of Section III.

       22.  "Quantitative Bonus Limit" means, for a given Covered Year, (i) for any Participant other than the CEO, the lesser of (A) 200% of the amount which is the product of (x) the maximum total Quantitative Bonus and Discretionary

  Bonus that the Participant could receive if both Target Relative EVA for the

  G-P

  Group and Target EVA for TTC were achieved in that Covered Year (as determined by the Committee under paragraph 1(a)(ii) and (iii) of Section III) and (y)

  the

weighting assigned by the Committee (under paragraph 1(a)(vi) of Section III) to the Quantitative Bonus opportunity for that Covered Year or (B) 100% of the

  Participant's Base Salary on January 1 of that Covered Year; and (ii) for the

  CEO, the lesser of  (A) an amount equal to the amount described in (i)(A)

  above

  calculated for the CEO or (B) 200% of the CEO's Base Salary on January 1 of

  that Covered Year.

       23.  "Relative EVA" means, for a given Covered Year, the percentile ranking

  of the G-P Group's EVA performance for that Covered Year as compared to the

  "indexed EVA" performance (determined pursuant to subsection 12 of this

  Section I) of the Peer Group Companies for that year.

       24. "Salary Grade" means the salary grade of a Participant as established from time to time by the Compensation Department of the Corporation in accordance with the Corporation's generally applicable policies.

       25. "Target EVA" means the EVA performance level of TTC as determined by the Committee pursuant to subsection 1 of Section III.

       26. "Target Relative EVA" means the Relative EVA performance level of the

  G-P Group as determined by the Committee pursuant to subsection 1 of Section

  III.

       27. "Threshold EVA" means the minimum EVA of TTC for which a Quantitative

  Bonus will be paid, as determined by the Committee pursuant to subsection 1 of

  Section III.

       28.  "Threshold Relative EVA" means the minimum Relative EVA of the G-P

  Group for which a Quantitative Bonus will be paid, as determined by the

  Committee pursuant to subsection 1 of Section III.

      29. "TTC" means the Business Unit known as "The Timber Company", viz. that portion of the business and operations of the Corporation which is reflected by

  the class of the Corporation's common stock known as Georgia-Pacific

  Corporation-Timber Group Common Stock.

  II.  ELIGIBILITY

       1.    Participation Criteria.  An Employee will be eligible to

       participate

  in the EVIP for a given Covered Year if he/she is, on January 1 of that

  Covered

  Year, an officer of Georgia-Pacific Corporation (or becomes an officer during that Covered Year) or, if a non-officer, has been designated by the CEO or the

  Committee as a Participant at the beginning of that year or has been added as

  a

  Participant in the EVIP by act of the CEO.

       2.   Special Rules.  Notwithstanding anything in subsection 1 of this

  Section II to the contrary:

     (a)  A Participant who terminates employment with the Corporation during a given Covered Year may receive a prorated award or no award pursuant to subsection 4 of Section III.

       (b)  The CEO shall have authority, in his discretion, to add or delete

            Employees from the Participant group, provided that no person may be added as a Participant during the fourth calendar quarter of a

            Covered

            Year, and provided further that the bonus for an Employee who is added

            as a Participant for a given Covered Year will be prorated based on the number of complete calendar months he/she was a Participant for that Covered Year.  In each case in which the CEO adds a

            Participant,

            he shall designate the effective date of his/her participation and his/her Business Unit.

       (c)  Participants in other incentive compensation programs (excluding any stock option plan) maintained by the Corporation are not eligible to participate in the EVIP.

  III. AWARDS

       Bonuses under the EVIP are composed of two different types of awards,

       viz.,

  the non-discretionary annual bonus award ("Quantitative Bonus") and the discretionary long-term bonus award ("Discretionary Bonus"):

       1.   Award of Quantitative Bonuses.  Quantitative Bonuses for

       each

  Participant under this EVIP for a given Covered Year will be an amount determined pursuant to standards adopted by the Committee prior to March 31 of that Covered Year as follows:

       (a)  The Committee will determine, in its discretion:

            (i)  The identity of any Affected Officers for the Covered Year in question;

            (ii) The Threshold Relative EVA, Target Relative EVA and Maximum

                 Relative EVA levels for that Covered Year for the G-P Group;

            (iii)     The Threshold EVA, Target EVA and Maximum EVA levels for

                 that Covered Year for TTC;

            (iv) For the G-P Group, the total Quantitative Bonus and

            Discretionary

                 Bonus permissible under this Plan (expressed as a percentage of

                 Compensation) for each Salary Grade at each of the Relative EVA levels described in subparagraph (ii) above (and at such other

                 Relative EVA levels as the Committee, in its discretion, may decide to specify);

            (v)  For TTC, the total Quantitative Bonus and Discretionary Bonus permissible under this Plan (expressed as a percentage of

                 Compensation) for each Salary Grade at each of the EVA levels described in subparagraph (iii) above (and at such other EVA levels as the Committee, in its discretion, may decide to

                 specify);

            (vi) The percentage of the total bonus opportunity for that Covered

                 Year which will comprise the Quantitative Bonus; and

            (vii)     For each Participant for that Covered Year whose

                 Quantitative Bonus will be based on both G-P Group Relative EVA and TTC EVA performance, the fractional weighting assigned to

                 G-P

                 Group Relative EVA and/or TTC EVA performance for each

                 Participant, such weightings to total 1 for each such

                 Participant.

       (c)  The amount of Quantitative Bonus (expressed as a percentage of

            Compensation) for any Relative EVA level between a given level and the

            next preceding or following level shall be determined by

            interpolation

            between those two levels.  If the achieved Relative EVA level for the

            G-P Group for a given Covered Year is less than the Threshold

            Relative

            EVA set for the G-P Group for that year, no Quantitative Bonuses with

            respect to the performance of the G-P Group for that year shall be paid.  If the achieved Relative EVA level for the G-P Group for a given Covered Year exceeds the Maximum Relative EVA set for the G-P

            Group for that year, the percentage of Compensation corresponding to the Maximum Relative EVA for the G-P Group for that year shall be used

            to determine the amount of the Quantitative Bonus.

       (d)  The amount of Quantitative Bonus (expressed as a percentage of

            Compensation) for any EVA level between a given level and the next preceding or following level shall be determined by interpolation between those two levels.  If the achieved EVA level for TTC for a given Covered Year is less than the Threshold EVA set for TTC for that

            year, no Quantitative Bonuses with respect to the performance of TTC shall be paid.  If the achieved EVA level for TTC for a given

            Covered

            Year exceeds the Maximum EVA set for TTC for that year, the percentage

            of Compensation corresponding to the Maximum EVA for TTC for that year

            shall be used to determine the amount of the Quantitative Bonus.

       (d)  The Quantitative Bonus of any Participant in a given Covered Year shall be calculated as follows:

            (i)  After the close of that Covered Year and before the payment date

                 specified in subsection 3 of this Section III, the Committee shall certify in writing the extent to which the Relative EVA standards for the G-P Group and the EVA standards for TTC,

                 determined pursuant to this subsection 1 of this Section III,

                 have been achieved for that Covered Year.

            (ii) Based upon the achieved Relative EVA performance for the G-P

                 Group and achieved EVA performance for TTC for that Covered

                 Year

                 determined in accordance with subparagraph (i) of this

                 paragraph

                 (d), the corresponding percentages of Compensation for the

                 Salary

                 Grade of each Participant shall be determined using the

                 standards

                 established pursuant to paragraph (a) of this subsection 1.

            (iii)     The Participant's Quantitative Bonus for that Covered Year will equal the product of (x) the sum of the percentages

                 calculated pursuant to subparagraph (ii) of this paragraph (e),

                 and (y) the Participant's Compensation.

        (f)Notwithstanding anything in this Plan to the contrary, the

           Quantitative Bonus for any Participant for a given Covered Year may not exceed the Quantitative Bonus Limit for that year.

       2.   Award of Discretionary Bonuses.  Any Participant shall be

       eligible to

  receive a Discretionary Bonus for a given Covered Year, regardless of whether he/she receives an Quantitative Bonus for that year, provided that the CEO will

  not be eligible for a Discretionary Bonus for a given Covered Year if he is not

  eligible for an Quantitative Bonus for that year.  Discretionary Bonus amounts will be determined as follows:

       (a)  Subject to the limits of this subsection 2, the CEO, in his/her discretion, shall determine the amount of the Discretionary Bonus for

            a given Covered Year for each Participant (other that the CEO and each

            Affected Officer) after reviewing, in his/her discretion, (i) the performance of the Business Unit to which such Participant belongs during that Covered Year with respect to EVA drivers specified no later than March 31 of that Covered Year by the CEO, and (ii) the actions taken by the Business Unit to which such Participant belongs during that Covered Year to increase the long-term EVA of that

            Business Unit and/or the Corporation as a whole.  In conducting this review, the CEO may consider any actions by Business Units he/she deems appropriate, including but not limited to actions to (i)

            increase efficiency (by increasing revenue or reducing costs using the

            same or less capital), (ii) develop new investment opportunities,

            and/or (iii) reduce or divest under-performing assets.

       (b)  For each Affected Officer, the Discretionary Bonus for a given

       Covered

            Year shall equal the Discretionary Bonus Limit for such Affected

            Officer (determined in accordance with subsection 11 of Section I),

            subject to reduction by the Committee, in its discretion, based on its

            review and evaluation of such performance criteria as the Committee may deem appropriate.

       (c)  For the CEO, the Discretionary Bonus for a given Covered Year shall equal 200% of the Quantitative Bonus applicable to him/her for that year, subject to reduction by the Committee in its discretion based on

            its review and evaluation of such performance criteria as the

            Committee may deem appropriate.

       (d)  Notwithstanding anything in this Plan to the contrary:

            (i)  The amount of the Discretionary Bonus for each Participant

                 (including the CEO) will also reflect his/her individual

                 performance - and the performance of any Business Unit under his/her supervision - with respect to the Corporation's

                 standing

                 policies (as applicable and in effect from time to time), in particular (but without limitation) the Corporation's Code of

                 Business Conduct and its safety and environmental policies;

                 and

            (ii) For all Participants, the Discretionary Bonus for a given

            Covered

                 Year may not exceed the Discretionary Bonus Limit for that year.

       3.   Payment of Awards.  Awards shall be paid as soon as practicable after

  the calculation of achieved Relative EVA and EVA levels for a given Covered

  Year, but in no event later than April 30 following the end of that Covered

  Year.  In the event of the death of a Participant, any awards due to - or in respect of - him/her under this Plan will be paid, first, to his/her surviving spouse (if any) and, if there is no surviving spouse, to his/her estate.

       4.   Special Situations.

       (a)  A Participant whose employment with the Corporation terminates during

            a given Covered Year (i) for any reason after he/she has attained at least age 65 or has attained age 55 and accumulated at least ten

             (10)

            years of service for vesting purposes under the Georgia-Pacific

            Corporation Savings and Capital Growth Plan, (ii) because of his/her death, (iii) because of his/her total and permanent disability (as determined by the Plan Administrator pursuant to the standards of the

            Georgia-Pacific Corporation Salaried Long-Term Disability Plan,

            whether or not the Participant has enrolled in that plan) or (iv)

            for

            any other reason specifically approved by the Plan Administrator

            (provided that, for purposes of this clause (iv) only, the approval of

            the Committee shall be required in the case of the CEO or an

            Affected

            Officer) shall be entitled to a bonus award prorated to reflect the number of complete calendar months actually worked during that

            Covered

            Year payable at the same time bonuses for other Participants are paid for that Covered Year.

       (b)  Subject to paragraph (a) of this subsection 4, Participants who during

            a given Covered Year (i) voluntarily terminate their employment with the Corporation or (ii) are involuntarily terminated by the

            Corporation for any reason, will not be eligible to receive a bonus under this Plan for that Covered Year.

       5.   Maximum Total Bonus Award.  Notwithstanding anything in this Plan to the contrary, no Participant may receive a Quantitative Bonus and

  Discretionary

  Bonus award under this Plan in any Covered Year which in total exceeds

  $2,000,000.

  IV.  ADMINISTRATION

           The Plan will be administered by the Committee.  Decisions and determinations by the Committee shall be final and binding upon all parties,

  including the Corporation, shareholders, Participants and other employees.

  The

  Committee shall have the authority to administer the Plan, make all determinations with respect to the construction and application of the Plan

  and

  the Board resolutions establishing the Plan, adopt and revise rules and regulations relating to the Plan and make any other determinations which it believes necessary or advisable for the administration of the Plan.  No member

  of the Committee shall be liable to any person for any action taken or omitted in connection with the interpretation and administration of this Plan unless attributable to the member's own willful misconduct or lack of good faith.

  The

  Committee is expressly authorized to appoint one or more individuals, who need not be members of the Committee, or entities to administer the Plan and to make

  all determinations with respect to the construction and application of the

  Plan,

  and otherwise exercise all powers vested in the Committee under the Plan.

  Such

  agents shall serve at the pleasure of the Committee.  The decisions of any such

  agents taken within the scope of his/her authority will have the same effect as

  decisions by the Committee.  Notwithstanding anything in this Section IV to the

  contrary, the Committee may not delegate authority which under this Plan is expressly reserved to the Committee alone.

  V.   AMENDMENT OR TERMINATION

          The Board, by action of the Committee, expressly reserves the right to amend or terminate the EVIP at any time, provided that no Quantitative Bonus for

  a given Covered Year may thereby be reduced on or after December 31 of that

  Covered Year.

  VI.  MISCELLANEOUS

       1.   Awards Unfunded.  Awards payable pursuant to the EVIP (if any) shall be paid solely from the general assets of the Corporation.  No trust or other funding device providing for the identification or segregation of assets to fund EVIP awards has been established, nor is it the Corporation's intention to do so.

       2.   Taxation of Awards.  Awards under the EVIP will be compensation subject to Federal and State tax withholding (including, without limitation,

  FICA withholding) in the calendar year in which they are paid.

       3.   Retirement Plans and Welfare Benefit Plans.  Except as

       otherwise

  specified in the plan in question, awards under the EVIP will not be included as

  "compensation" for purposes of the Corporation's retirement plans (both qualified and non-qualified) or welfare benefit plans.

       4.   Spendthrift Clause.  A Participant may not assign, anticipate,

  alienate, commute, pledge or encumber any benefits to which he or she may become

  entitled under the EVIP, nor are the awards subject to attachment or garnishment by any creditor.

       5.   No Contract of Employment.  The Corporation intends that the awards provided under the EVIP be a term of employment and a part of each

  Participant's

  compensation and benefit package. Participation in this Plan shall not constitute an agreement (1) of the Participant to remain in the employ of and to render his/her services to the Corporation or (2) of the Corporation to continue

  to employ such Participant, and the Corporation may terminate the employment of a Participant at any time with or without cause.

       6.   Previous EVIP Interpretations.  The amendment and restatement of this

  Plan is not intended to _ and shall not - affect the continuing validity of

  EVIP

  interpretations issued by the Plan Administrator prior to January 1, 1999.

  VII. EFFECTIVE DATE/SHAREHOLDER APPROVAL

       1.   Effective Date.  This amendment and restatement of the EVIP shall become effective as of January 1, 1999.

       2.   Shareholder Approval.  The Compensation Committee has determined that

  the approval of the shareholders of the Corporation is not required for this amendment and restatement.